UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

__________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of The
SECURITIES EXCHANGE ACT OF 1934

__________________

Date of Report (Date of earliest event reported):  January 5, 2010

NeoMedia Technologies, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-21743	36-3680347
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Concourse Parkway, Suite 500, Atlanta, GA	30328
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code:	(678) 638-0460

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.

On January 5, 2010, NeoMedia Technologies, Inc., a Delaware corporation (the “Company”), entered into an investment agreement (the “Investment Agreement”) with YA Global Investments, L.P., a Cayman Island exempted limited partnership (“YA”). Pursuant to the Investment Agreement, the Company agreed to issue and sell to YA 25,000 shares (the “Series D Shares”) of the Company’s Series D Convertible Preferred Stock for a subscription price of $2,500,000. Each Series D Share entitles the holder thereof to vote on an as-converted basis with the holders of the Company’s common stock, par value $0.01 per share (“Common Stock”), for a period of one hundred twenty (120) days following the effective date of the Series D Certificate (defined in Item 3.03 below), resulting in one hundred thousand (100,000) votes for each one (1) share of the Series D Shares. Pursuant to the Investment Agreement, the Company also agreed to pay a structuring fee to Yorkville Advisors LLC (“Yorkville”) in the amount of $20,000. The Company also agreed to place $80,000 into escrow to compensate Yorkville for monitoring and managing YA’s $2,500,000 investment in consideration of Yorkville’s existing advisory obligations to YA. In addition, the Investment Agreement (a) contained customary representations and warranties of the signing parties, (b) indemnification rights, (c) a lock-up provision regarding sales by the Company’s officers and directors of Common Stock, (d) a lock-up provision regarding YA’s conversion of certain existing Series C Convertible Preferred Stock and certain outstanding debentures, both held by YA, into Common Stock, (e) a prohibition regarding the Company’s filing of registration statements without YA’s consent, (f) provisions regarding the Company’s affectation of a 100:1 reverse stock split of the issued and outstanding shares of Common Stock (but without a reduction of the authorized amount of Common Stock) and a reduction of par value from $0.01 to $0.001, of its Common Stock, and (g) other matters as fully set forth in the Investment Agreement. This summary description is qualified in its entirety by the terms of the Investment Agreement as fully set forth and attached hereto as Exhibit 10.1 which is hereby incorporated by reference herein.

In connection and contemporaneously with the execution and delivery of the Investment Agreement, the Company and YA also entered into an Irrevocable Transfer Agent Instructions agreement (the “ITAI”), a Monitoring Fee Escrow Agreement (the “Escrow Agreement”) and an Investor Registration Rights Agreement (the "RRA"), and the Company also issued to YA a warrant (the “Warrant”) to purchase 225,000,000 shares of Common Stock. The ITAI sets forth procedures for the Company’s transfer agent to follow with respect to the conversion of Series D Shares or the Warrant and any subsequent issuance of Common Stock in connection with the Investment Agreement. This summary description is qualified in its entirety by the terms the ITAI, a copy of which is attached hereto as Exhibit 10.2 and incorporated by reference herein in its entirety. The Escrow Agreement sets forth the protocol for the disbursement of monitoring fees with respect to Yorkville’s management of YA’s investment in the Company, as required by the Investment Agreement. This summary description is qualified in its entirety by the terms the Escrow Agreement, a copy of which is attached hereto as Exhibit 10.3 and incorporated by reference herein in its entirety. The RRA sets forth certain registration rights with respect to the securities purchased by YA under the Investment Agreement, for registration under the Securities Act of 1933, as granted by the Company to YA. This summary description is qualified in its entirety by the terms of the RRA, a copy of which is attached hereto as Exhibit 10.4 and incorporated by reference herein by reference in its entirety. The Warrant grants to YA the right to purchase, at any time until January 5, 2017, 225,000,000 shares of Common Stock at an exercise price of $0.01, or as adjusted, as set forth in the terms of the Warrant. This summary description is qualified in its entirety by the terms of the Warrant, a copy of which is attached hereto as Exhibit 10.5 and incorporated herein by reference in its entirety.

Effective as of January 5, 2010, pursuant to an amendment agreement, the Company and YA agreed to amend the Company’s Secured Convertible Debenture No. CCP-1 issued from the Company to YA in August 2006 (such debenture was initially filed with the U.S. Securities an Exchange Commission, or “SEC”, as Exhibit 10.4 to Form 8-K on August 30, 2006). Such agreement revises Section 3(c)(i) of such debenture in its entirety, particularly with respect to increasing the look-back period stated therein to a period of one hundred twenty five (125) days, and it also extends the maturity date of such debenture to July 29, 2012. This summary description is qualified in its entirety by the terms of the agreement as fully set forth and attached hereto as Exhibit 10.6 and incorporated by reference herein.

Effective as of January 5, 2010, pursuant to an amendment agreement, the Company and YA agreed to amend the Company’s Secured Convertible Debenture No. CCP-2 issued from the Company to YA in December 2006 (such debenture was initially filed with the SEC as Exhibit 10.3 to Form 8-K on January 8, 2007). Such agreement revises Section 3(c)(i) of such debenture in its entirety, particularly with respect to increasing the look-back period stated therein to a period of one hundred twenty five (125) days, and it also extends the maturity date of such debenture to July 29, 2012. This summary description is qualified in its entirety by the terms of the agreement as fully set forth and attached hereto as Exhibit 10.7 and incorporated by reference herein.

Effective as of January 5, 2010, pursuant to an amendment agreement, the Company and YA agreed to amend the Company’s Secured Convertible Debenture No. NEOM-4-1 issued from the Company to YA in March 2007 (such debenture was initially filed with the SEC as Exhibit 10.3 to Form 8-K on April 3, 2007). Such agreement revises Section 4(a)(ii) of such debenture in its entirety, particularly with respect to increasing the look-back period stated therein to a period of one hundred twenty five (125) days, and it also extends the maturity date of such debenture to July 29, 2012. This summary description is qualified in its entirety by the terms of the agreement as fully set forth and attached hereto as Exhibit 10.8 and incorporated by reference herein.

Effective as of January 5, 2010, pursuant to an amendment agreement, the Company and YA agreed to amend the Company’s Secured Convertible Debenture No. NEOM-1-1 issued from the Company to YA in August 2007 (such debenture was initially filed with the SEC as Exhibit 10.3 to Form 8-K on August 30, 2007) . Such agreement revises Section 4(a)(ii) of such debenture in its entirety, particularly with respect to increasing the look-back period stated therein to a period of one hundred twenty five (125) days, and it also extends the maturity date of such debenture to July 29, 2012. This summary description is qualified in its entirety by the terms of the agreement as fully set forth and attached hereto as Exhibit 10.9 and incorporated by reference herein.

Effective as of January 5, 2010, pursuant to an amendment agreement, the Company and YA agreed to amend the Company’s Secured Convertible Debenture No. NEO-2008-1 issued from the Company to YA in April 2008 (such debenture was initially filed with the SEC as Exhibit 10.1 to Form 8-K on April 17, 2008). Such agreement revises Section 4(a)(ii) of such debenture in its entirety, particularly with respect to increasing the look-back period stated therein to a period of one hundred twenty five (125) days, and it also extends the maturity date of such debenture to July 29, 2012. This summary description is qualified in its entirety by the terms of the agreement as fully set forth and attached hereto as Exhibit 10.10 and incorporated by reference herein.

Effective as of January 5, 2010, pursuant to an amendment agreement, the Company and YA agreed to amend the Company’s Secured Convertible Debenture No. NEO-2008-2 issued from the Company to YA in May 2008 (such debenture was initially filed with the SEC as Exhibit 10.1 to Form 8-K on May 22, 2008). Such agreement revises Section 4(a)(ii) of such debenture in its entirety, particularly with respect to increasing the look-back period stated therein to a period of one hundred twenty five (125) days, and it also extends the maturity date of such debenture to July 29, 2012. This summary description is qualified in its entirety by the terms of the agreement as fully set forth and attached hereto as Exhibit 10.11 and incorporated by reference herein.

Effective as of January 5, 2010, pursuant to an amendment agreement, the Company and YA agreed to amend the Company’s Secured Convertible Debenture No. NEO-2008-3 issued from the Company to YA in April 2008 (such debenture was initially filed with the SEC as Exhibit 10.1 to Form 8-K on June 5, 2008). Such agreement revises Section 4(a)(ii) of such debenture in its entirety, particularly with respect to increasing the look-back period stated therein to a period of one hundred twenty five (125) days, and it also extends the maturity date of such debenture to July 29, 2012. This summary description is qualified in its entirety by the terms of the agreement as fully set forth and attached hereto as Exhibit 10.12 and incorporated by reference herein.

Effective as of January 5, 2010, pursuant to an amendment agreement, the Company and YA agreed to amend the Company’s Secured Convertible Debenture No. NEO-2008-4 issued from the Company to YA in July 2008 (such debenture was initially filed with the SEC as Exhibit 10.1 to Form 8-K on July 16, 2008). Such agreement revises Section 4(a)(ii) of such debenture in its entirety, particularly with respect to increasing the look-back period stated therein to a period of one hundred twenty five (125) days, and it also extends the maturity date of such debenture to July 29, 2012. This summary description is qualified in its entirety by the terms of the agreement as fully set forth and attached hereto as Exhibit 10.13 and incorporated by reference herein.

Effective as of January 5, 2010, pursuant to an amendment agreement, the Company and YA agreed to amend the Company’s Secured Convertible Debenture No. NEOM-9-1 issued from the Company to YA in July 2008 (such debenture was initially filed with the SEC as Exhibit 10.2 to Form 8-K on August 4, 2008). Such agreement revises Section 4(a)(ii) of such debenture in its entirety, particularly with respect to increasing the look-back period stated therein to a period of one hundred twenty five (125) days, and it also extends the maturity date of such debenture to July 29, 2012. This summary description is qualified in its entirety by the terms of the agreement as fully set forth and attached hereto as Exhibit 10.14 and incorporated by reference herein.

Effective as of January 5, 2010, pursuant to an amendment agreement, the Company and YA agreed to amend the Company’s Secured Convertible Debenture No. NEOM-9-2 issued from the Company to YA in October 2008 (such debenture was initially filed with the SEC as Exhibit 10.3 to Form 8-K on November 3, 2008). Such agreement revises Section 4(a)(ii) of such debenture in its entirety, particularly with respect to increasing the look-back period stated therein to a period of one hundred twenty five (125) days, and it also extends the maturity date of such debenture to July 29, 2012. This summary description is qualified in its entirety by the terms of the agreement as fully set forth and attached hereto as Exhibit 10.15 and incorporated by reference herein.

Effective as of January 5, 2010, pursuant to an amendment agreement, the Company and YA agreed to amend the Company’s Secured Convertible Debenture No. NEOM-9-4 issued from the Company to YA in May 2009 (such debenture was initially filed with the SEC as Exhibit 10.15 to Form 8-K on May 7, 2009). Such agreement revises Section 4(a)(ii) of such debenture in its entirety, particularly with respect to increasing the look-back period stated therein to a period of one hundred twenty five (125) days, and it also extends the maturity date of such debenture to July 29, 2012. This summary description is qualified in its entirety by the terms of the agreement as fully set forth and attached hereto as Exhibit 10.16 and incorporated by reference herein.

Effective as of January 5, 2010, pursuant to an amendment agreement, the Company and YA agreed to amend the Company’s Secured Convertible Debenture No. NEOM-9-5 issued from the Company to YA in June 2009 (such debenture was initially filed with the SEC as Exhibit 10.17 to Form 8-K on June 5, 2009). Such agreement revises Section 4(a)(ii) of such debenture in its entirety, particularly with respect to increasing the look-back period stated therein to a period of one hundred twenty five (125) days, and it also extends the maturity date of such debenture to July 29, 2012. This summary description is qualified in its entirety by the terms of the agreement as fully set forth and attached hereto as Exhibit 10.17 and incorporated by reference herein.

Effective as of January 5, 2010, pursuant to an amendment agreement, the Company and YA agreed to amend the Company’s Secured Convertible Debenture No. NEOM-9-6 issued from the Company to YA in July 2009 (such debenture was initially filed with the SEC as Exhibit 10.19 to Form 8-K on July 21, 2009). Such agreement revises Section 4(a)(ii) of such debenture in its entirety, particularly with respect to increasing the look-back period stated therein to a period of one hundred twenty five (125) days, and it also extends the maturity date of such debenture to July 29, 2012. This summary description is qualified in its entirety by the terms of the agreement as fully set forth and attached hereto as Exhibit 10.18 and incorporated by reference herein.

Effective as of January 5, 2010, pursuant to an amendment agreement, the Company and YA agreed to amend the Company’s Secured Convertible Debenture No. NEOM-9-7 issued from the Company to YA in August 2009 (such debenture was initially filed with the SEC as Exhibit 10.125 to Form 10-Q on August 14, 2009). Such agreement revises Section 4(a)(ii) of such debenture in its entirety, particularly with respect to increasing the look-back period stated therein to a period of one hundred twenty five (125) days, and it also extends the maturity date of such debenture to July 29, 2012. This summary description is qualified in its entirety by the terms of the agreement as fully set forth and attached hereto as Exhibit 10.19 and incorporated by reference herein.

Effective as of January 5, 2010, pursuant to an amendment agreement, the Company and YA agreed to amend the Company’s Warrant No. NEOM-9-1B issued from the Company to YA in July 2008 (such warrant was initially filed with the SEC as Exhibit 10.6 to Form 8-K on August 4, 2008). Such agreement revises the exercise price of such warrant to $0.01, revises Section 1.(b)(xiii) with respect to such exercise price and revises Section 2(a)(i) in its entirety. This summary description is qualified in its entirety by the terms of the agreement as fully set forth and attached hereto as Exhibit 10.20 and incorporated by reference herein.

Effective as of January 5, 2010, pursuant to an amendment agreement, the Company and YA agreed to amend the Company’s Warrant No. NEOM-9-1C issued from the Company to YA in July 2008 (such warrant was initially filed with the SEC as Exhibit 10.7 to Form 8-K on August 4, 2008). Such agreement revises the exercise price of such warrant to $0.01, revises Section 1.(b)(xiii) with respect to such exercise price and revises Section 2(a)(i) in its entirety. This summary description is qualified in its entirety by the terms of the agreement as fully set forth and attached hereto as Exhibit 10.21 and incorporated by reference herein.

Effective as of January 5, 2010, pursuant to an amendment agreement, the Company and YA agreed to amend the Company’s Warrant No. NEOM-9-1D issued from the Company to YA in July 2008 (such warrant was initially filed with the SEC as Exhibit 10.8 to Form 8-K on August 4, 2008). Such agreement revises the exercise price of such warrant to $0.01, revises Section 1.(b)(xiii) with respect to such exercise price and revises Section 2(a)(i) in its entirety. This summary description is qualified in its entirety by the terms of the agreement as fully set forth and attached hereto as Exhibit 10.22 and incorporated by reference herein.

Item 3.02   Unregistered Sales of Equity Securities.

See Item 1.01 above which is incorporated herein by reference.  The Series D Shares and the Warrant are being issued in a private placement exempt from registration pursuant to Section 4(2) and/or Rule 506 of Regulation D of the Securities Act of 1933, as amended.

Item 3.03   Material Modification to Rights of Security Holders.

On and effective as of January 6, 2010, the Company filed a Certificate of Amendment to the Certificate of Designation of the Company’s Series C Convertible Preferred Stock (the “Series C Amendment”). The Series C Amendment adjusts the look-back period set forth in Section 4.2(a) of such Certificate of Designation from thirty (30) to one hundred twenty five (125) trading days. The Series C Amendment also adjusts the conversion cap set forth in Section 4.6(a)(i) of such Certificate of Designation from 4.99% to 9.99%. This summary description is qualified in its entirety by the relative rights, preferences and designations of the Company’s Series C Convertible Preferred Stock as set forth in the Series C Amendment attached hereto as Exhibit 3.1 and incorporated by reference herein.

Upon the issuance of the Company’s Series D Convertible Preferred Stock (as described in Item 5.03 below), the ability of the Company to declare or pay dividends or distributions on, or to set aside for payment for, its shares of Common Stock will be subject to restrictions in the event the Company fails to declare, pay or set apart for payment, dividends on its Series D Convertible Preferred Stock. These restrictions are set forth in the Company’s Certificate of Designation of the Series D Convertible Preferred Stock (the “Series D Certificate”) attached hereto as Exhibit 3.2.

Item 5.01   Changes in Control of Registrant.

Pursuant to the consummation of the transaction contemplated by the Investment Agreement as described in Item 1.01 above, involving the cash purchase of the Series D Shares, for the one hundred twenty (120) day period following the effective date of the Series D Certificate, YA may be deemed to have control of the Company due to its beneficial ownership, during such period, of 52.4% of the outstanding voting securities of the Company. YA did not assume such control from any identifiable person or entity.

Item 5.03   Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

See Item 3.02 above with respect to the Company’s filing of the Series C Amendment to amend its Articles of Incorporation.

On and effective as of January 6, 2010, and as amended on Janaury 8, 2010, the Company filed a Certificate of Designations with the Secretary of State of the State of Delaware for the purpose of amending its Articles of Incorporation to fix the designations, preferences, limitations and relative rights of 25,000 authorized shares of Series D Convertible Preferred Stock.  The Series D Certificate provides that the Series D Convertible Preferred Stock will pay dividends in an amount equal to 8% per year, if and when dividends are to be paid (as declared by the Company’s board of directors). The Series D Convertible Preferred Stock is a voting class of stock, which has the right to vote on an as converted basis with the Common Stock for a period of one hundred twenty (120) days following the effective date of the Series D Certificate, resulting in one hundred thousand (100,000) votes for each one (1) share of the Series D Shares issued and outstanding during such period, as fully described in the Series D Certificate. The Series D Convertible Preferred Stock has a liquidation preference of $100 per share. This summary description is qualified in its entirety by the relative rights, preferences and designations of the Series D Preferred Stock set forth in the Series D Certificate attached hereto as Exhibit 3.2 and Exhibit 3.3 and incorporated by reference herein.

Item 9.01   Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits:

EXHIBIT	DESCRIPTION	LOCATION

Exhibit 3.1	Certificate of Amendment to the Certificate of Designation of the Series C Convertible Preferred Stock of the Company	Provided herewith

Exhibit 3.2	Certificate of Designation of the Series D Convertible Preferred Stock of the Company	Provided herewith

Exhibit 3.3	Certificate of Amendment to the Certificate of Designation of the Series D Convertible Preferred Stock of the Company	Provided herewith

Exhibit 10.1	Investment Agreement, dated January 5, 2010, by and between the Company and YA Global Investments, L.P.	Provided herewith

Exhibit 10.2	Irrevocable Transfer Agent Instructions, dated January 5, 2010, by and among the Company, YA Global Investments, L.P. and Worldwide Stock Transfer, LLC.	Provided herewith

Exhibit 10.3	Monitoring Fee Escrow Agreement, dated January 5, 2010, by and among the Company, YA Global Investments, L.P., Yorkville Advisors LLC and David Gonzalez, Esq.	Provided herewith

Exhibit 10.4	Investor Registration Rights Agreement, dated January 5, 2010, by and between the Company and YA Global Investments, L.P.	Provided herewith

Exhibit 10.5	Warrant No. NEOM-10-1, dated January 5, 2010.	Provided herewith

Exhibit 10.6	Amendment to Secured Convertible Debenture No. CCP-1, dated January 5, 2010	Provided herewith

Exhibit 10.7	Amendment to Secured Convertible Debenture No. CCP-2, dated January 5, 2010	Provided herewith

Exhibit 10.8	Amendment to Secured Convertible Debenture No. NEOM-4-1, dated January 5, 2010	Provided herewith

Exhibit 10.9	Amendment to Secured Convertible Debenture No. NEOM-1-1, dated January 5, 2010	Provided herewith

Exhibit 10.10	Amendment to Secured Convertible Debenture No. NEO-2008-1, dated January 5, 2010	Provided herewith

Exhibit 10.11	Amendment to Secured Convertible Debenture No. NEO-2008-2, dated January 5, 2010	Provided herewith

EXHIBIT	DESCRIPTION	LOCATION

Exhibit 10.12	Amendment to Secured Convertible Debenture No. NEO-2008-3, dated January 5, 2010	Provided herewith

Exhibit 10.13	Amendment to Secured Convertible Debenture No. NEO-2008-4, dated January 5, 2010	Provided herewith

Exhibit 10.14	Amendment to Secured Convertible Debenture No. NEOM-9-1, dated January 5, 2010	Provided herewith

Exhibit 10.15	Amendment to Secured Convertible Debenture No. NEOM-9-2, dated January 5, 2010	Provided herewith

Exhibit 10.16	Amendment to Secured Convertible Debenture No. NEOM-9-4, dated January 5, 2010	Provided herewith

Exhibit 10.17	Amendment to Secured Convertible Debenture No. NEOM-9-5, dated January 5, 2010	Provided herewith

Exhibit 10.18	Amendment to Secured Convertible Debenture No. NEOM-9-6, dated January 5, 2010	Provided herewith

Exhibit 10.19	Amendment to Secured Convertible Debenture No. NEOM-9-7, dated January 5, 2010	Provided herewith

Exhibit 10.20	Amendment to Warrant No. NEOM-9-1B, dated January 5, 2010	Provided herewith

Exhibit 10.21	Amendment to Warrant No. NEOM-9-1C, dated January 5, 2010	Provided herewith

Exhibit 10.22	Amendment to Warrant No. NEOM-9-1D, dated January 5, 2010	Provided herewith

SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 11, 2010	NEOMEDIA TECHNOLGIES, INC.

	By:	/s/ Michael W. Zima
	Name:	Michael W. Zima
	Its:	Chief Financial Officer